                                                                    EXHIBIT 6(b)

                     NUVEEN GROWTH AND INCOME STOCK FUND,
                      A SERIES OF NUVEEN INVESTMENT TRUST

                          Load-Waived Class A Shares
                           Issuable Upon Exercise of
                    Subscription Privileges for such Shares

                           DEALER MANAGER AGREEMENT

                              New York, New York
                               October 22, 1996

PAINEWEBBER INCORPORATED
SMITH BARNEY INC.
MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner
    & Smith Incorporated
PRUDENTIAL SECURITIES INCORPORATED
A.G. EDWARDS & SONS, INC.
  c/o PaineWebber Incorporated
  1285 Avenue of the Americas
  New York, New York 10019

Ladies and Gentlemen:

     Each of Nuveen Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its series Nuveen Growth and Income Stock Fund (the "Fund"), John Nuveen & Co. Incorporated, a Delaware corporation ("Nuveen"), Nuveen Institutional Advisory Corp., a Delaware corporation (the "Investment Adviser"), and Institutional Capital Corporation, a Delaware corporation (the "Portfolio Manager"), confirms its agreement with and appointment, pursuant to the authority granted by the Trust to Nuveen in Section 5 of the Distribution Agreement (as defined herein), of PaineWebber Incorporated and Smith Barney Inc. (the "Representatives"), on their own behalf and on behalf of Merrill Lynch, Pierce, Fenner & Smith Incorporated & Co., Prudential Securities Incorporated and A.G. Edwards & Sons, Inc. (and such other entities as Nuveen shall, with the prior consent of the Representatives, designate), to act as dealer managers (the Representatives and such other dealer managers collectively being referred to herein as the "Dealer Managers") in connection with the offer of the Fund to holders of record ("Holders") as of the close of business on October 22, 1996 (the "Record Date") of (i) shares of common stock (the "Nuveen ETF Shares") of each exchange traded closed-end investment company advised by the Investment Adviser or Nuveen Advisory Corp. (the "Nuveen ETF Funds"), (ii) shares of each long-term mutual fund (collectively, the "Nuveen Mutual Funds") or units of each unit investment trust (collectively, the "Nuveen UITs") sponsored or distributed by Nuveen and (iii) shares of each of the mutual funds (collectively, the "Flagship Funds") sponsored or distributed by Flagship Funds, Inc., of non-transferable subscription privileges (the "Subscription Privileges") to purchase shares of beneficial interest of the Fund, par value $.01 per share, designated Class A Shares (the "Shares") at the Subscription Price (as hereinafter defined) without payment of an up-front sales charge (the "Load-Waived Class A Shares").

     The Subscription Privileges entitle Holders of Nuveen ETF Shares to subscribe for Load-Waived Class A Shares at the rate of one Load-Waived Class A Share for each two Nuveen ETF Shares held on the Record Date. Holders of Nuveen ETF Shares who fully exercise all their Subscription Privileges may be entitled to subscribe for additional Load-Waived Class A Shares of the Fund, subject to allotment and proration (the "Over-Subscription Privilege"). The opportunity for Holders of Nuveen ETF Shares to subscribe for Load-Waived Class A Shares pursuant to the Subscription Privileges expires at 5:00 p.m., New York City time, on December 12, 1996 (the "Initial Expiration Date"). The Subscription Privileges entitle Holders of shares of Nuveen Mutual Funds, units of Nuveen UITs or shares of Flagship Funds (the "Nuveen Investors") to subscribe for Load-Waived Class A Shares until January 31, 1997, unless terminated earlier (such date, as subject to early termination, is referred to as the "Secondary Expiration Date") as provided for in the Fund's Prospectus (as hereinafter defined).

     The offer of Subscription Privileges to the Holders of Nuveen ETF Shares and to Nuveen Investors will commence on November 6, 1996 (the "Commencement Date"). Load-Waived Class A Shares issued to Holders of Nuveen ETF Shares pursuant to exercise of Subscription Privileges, including pursuant to requests for additional Load-Waived Class A Shares pursuant to the Over-Subscription Privilege, duly received on or prior to the Initial Expiration Date, and Load-Waived Class A Shares issued to Nuveen Investors pursuant to orders duly received on or prior to the Initial Expiration Date, will be at the initial subscription price (the "Initial Subscription Price") of $20.00 per Load-Waived Class A Share. The aggregate number of Load-Waived Class A Shares issued to Holders of Nuveen ETF Shares and to Nuveen Investors in connection with the exercise of Subscription Privileges on or prior to the Initial Expiration Date (the "Initial Load-Waived Class A Shares") multiplied by the Initial Subscription Price shall be referred to as the "Initial Subscription Amount." The trade date for the acceptance of exercises of Subscription Privileges for the Initial Load-Waived Class A Shares shall be December 18, 1996 (the "Initial Trade Date") and the settlement date for the issuance of the Initial Load-Waived Class A Shares shall be December 23, 1996 (the "Initial Settlement Date"). Purchases of Load-Waived Class A Shares pursuant to exercises of Subscription Privileges by Nuveen Investors received after the Initial Expiration Date will not be accepted until after the Initial Trade Date and, if accepted, will be sold at the net asset value per Share next determined after receipt and acceptance of the order (the "Secondary Subscription Price"). The aggregate number of Load-Waived Class A Shares issued to Nuveen Investors in connection with exercises of Subscription Privileges after the Initial Expiration Date (the "Secondary Load-Waived Class A Shares") multiplied by the applicable Secondary Subscription Price shall be referred to as the "Secondary Subscription Amount." The Initial Subscription Price and the Secondary Subscription Price are collectively referred to as the "Subscription Price." The aggregate number of Initial Load-Waived Class A Shares that may be issued on the Initial Settlement Date, and the aggregate number of Secondary Load-Waived Class A Shares that may be issued until the Secondary Expiration Date, will be subject to the Maximum Offer Amount (as defined in the Prospectus).

     The Initial Load-Waived Class A Shares will be subject to a Contingent Deferred Sales Charge ("CDSC") of 2% of the lower of the purchase price or the redemption proceeds if such Initial Load-Waived Class A Shares are redeemed prior to December 23, 1998. The Secondary Load-Waived Class A Shares will be subject to a CDSC of 2% of the lower of the purchase price or the redemption proceeds if such Secondary Load-Waived Class A Shares are redeemed within twenty-four months from their respective purchase date. The offer of Load-Waived Class A Shares to Holders of Nuveen ETF Shares and to Nuveen Investors pursuant to Subscription Privileges is referred to herein as the "Offer." The minimum purchase in the Offer is $3,000 of Load-Waived Class A Shares.

     The Trust has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-1A (File Nos. 333-03715 and 811-07619) including a prospectus and statement of additional information relating to the Fund for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the Trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission under the Securities Act and the Investment Company Act (the "Rules and Regulations"), and has filed such amendments to such registration statement on Form N-1A, if any, and such amended prospectuses and statements of additional information as may have been required to the date hereof. The term "Registration Statement" means the registration statement declared effective by the Commission on August 1, 1996, including financial statements and all exhibits and all documents, if any, incorporated therein by reference and including any post-effective amendments that become effective prior to the Secondary Expiration Date to the extent information set forth therein relates to the Fund. The term "Prospectus" means the prospectus of the Fund and statement of additional information in the forms filed with the Commission pursuant to Rule 497(c), (e) or (j) of the Rules and Regulations, as the case may be, as from time to time amended or supplemented pursuant to the Securities Act and including, without limitation, the prospectus supplement dated October 21, 1996 used by the Fund in connection with the offer of the Load-Waived Class A Shares pursuant to the Offer (the "Prospectus Supplement"). The Prospectus, letters to Holders, subscription certificates, brochures, wrappers and other materials preceded or accompanied by the Prospectus, forms used to exercise Subscription Privileges, any letters and other informational material, in each case approved by the Fund or Nuveen, to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Fund or Nuveen may use specifically in connection with the solicitation contemplated by this Agreement, approve, prepare or authorize for use in connection with the Offer, are collectively referred to hereinafter as the "Offering Materials."

     1. Representations and Warranties.

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     (a) Each of the Trust, on behalf of the Fund, and Nuveen represents and warrants to, and agrees with, the Dealer Managers as of the Commencement Date and the Initial Settlement Date (each, a "Representation Date") that:

          (i) The Trust meets the requirements for use of Form N-1A under the Securities Act and the Investment Company Act and the Rules and Regulations. The Registration Statement contains or will contain all statements required to be stated therein in accordance with, and complies or will comply in all material respects with, the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and does not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and the other Offering Materials, together with the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (ii) The Trust has been duly organized and is validly existing as a Massachusetts business trust in good standing under the laws of the Commonwealth of Massachusetts, the Fund has been duly designated as a series of the Trust, the Trust and the Fund have full power and authority to conduct their respective business as described in the Registration Statement and the Prospectus, currently maintain all material governmental licenses, permits, consents, orders, approvals, and other authorizations necessary to carry on their business as contemplated in the Prospectus, and are duly qualified to do business in each jurisdiction wherein they own or lease real property or in which the conduct of their business requires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Fund. Neither the Trust nor the Fund have any subsidiaries.

          (iii) The Trust is registered with the Commission under the Investment Company Act as an open-end diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; all required action has been or will be taken under the Securities Act, the Investment Company Act and state securities laws to make the public offering and consummate the Offer and the issuance and sale of the Shares by the Fund upon exercise of the Subscription Privileges as contemplated by the Prospectus; each of the waiver of front-end sales charges in connection with the Offer, which sales charges generally are applicable as described in the Prospectus, and the imposition of a contingent deferred sales charge complies in all material respects with all applicable provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended (including the Rules and Regulations thereunder, being referred to as the "Exchange Act"), and the Rules and Regulations; the provisions of the Trust's organizational documents comply as to form in all material respects with the requirements of the Investment Company Act.

          (iv) Arthur Andersen LLP, the accountants who certified the financial statements of the Fund set forth or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Investment Company Act and the Rules and Regulations.

          (v) The financial statements of the Fund set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Fund as of the dates or for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis; and the information, if applicable, set forth in the Prospectus under the headings "Summary of Fund Expenses" and "Financial Statements" presents fairly in all material respects the information stated therein.

          (vi) The Trust is authorized to issue an unlimited number of shares of beneficial interest in one or more series, which may be divided into classes of shares; the shares of beneficial interest of the Fund have been duly designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares in compliance with all applicable provisions of the Investment Company Act and the Rules and Regulations thereunder; the Fund's outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus; the Subscription Privileges have been duly authorized by all requisite action on the part of the Trust for delivery to the Holders pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Trust for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Trust pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Subscription Privileges conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus; and the issuance of each of the Subscription Privileges and the Shares is not subject to any preemptive rights.

          (vii) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Fund has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Fund, (B) there has not been any material decrease in the capital stock or material increase in long-term debt of the Fund, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Fund (other than the share split or recapitalization contemplated by Section 4(a)(xiii) hereof) and (C) there has been no dividend or distribution paid or declared in respect of the Fund's capital stock other than in the ordinary course of business (other than the distribution contemplated by Section 4(a)(xiii) hereof).

          (viii) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the knowledge of the Trust or Nuveen, threatened action, suit or proceeding affecting the Trust or the Fund or to which the Trust or the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might reasonably be expected to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Trust or the Fund, or which might reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or the Prospectus.

          (ix) There are no franchises, contracts or other documents of the Trust or the Fund required to be described in the Registration Statement or the Prospectus, or to be filed (other than a post-effective amendment to file this Agreement and other agreements related to the Offer) or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

          (x) Each of this agreement (the "Agreement"), the Management
     Agreement (the "Management Agreement") dated as of July 29, 1996 between the Trust and the Investment Adviser, the Sub-Advisory Agreement (the "Sub-Advisory Agreement") dated as of May 16, 1996 between the Investment Adviser and the Portfolio Manager, the Distribution Agreement (the "Distribution Agreement") dated as of July 29, 1996 between the Trust and Nuveen, the Custodian Agreement (the "Custodian Agreement") dated as of July 15, 1996 between the Trust and The Chase Manhattan Bank and the Subscription Agreement (the "Subscription Agreement"), dated July 29, 1996, between the Trust and Nuveen Institutional Advisory Corp., the Transfer and Shareholder Services Agreement (the "Transfer Agency Agreement") dated as of July 1, 1996, between the Trust and Shareholder Services, Inc. (the "Transfer Agent") (collectively, all the foregoing are the "Fund Agreements") has been duly authorized, executed and delivered by the Trust, on behalf of the Fund; each of the Fund Agreements complies in all material respects with the applicable provisions of the Exchange Act, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Trust, on behalf of the Fund, subject to the qualification that the enforceability of the Trust's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (xi) Neither the offering of the Subscription Privileges, nor the issuance and sale of the Shares, nor the performance and consummation by the Trust of any other of the transactions contemplated in the Fund Agreements, nor the consummation of the transactions contemplated in the Prospectus Supplement, will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the charter or by-laws of the Trust, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Trust, on behalf of the Fund, is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Trust or any of its properties.

          (xii) No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body, whether foreign or domestic, is required for the consummation by the Trust of the transactions contemplated by the Fund Agreements or the Registration Statement, except such as have been obtained, or such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, the Investment Company Act, the Exchange Act, the rules of the New York Stock Exchange, the American Stock Exchange and state securities laws, except where the failure to own or possess any of the foregoing would not, either individually or in the aggregate, have a material adverse effect on the Fund.

          (xiii) The Trust owns or possesses all governmental licenses, permits, consents, orders, approvals or other authorizations, whether foreign or domestic, to enable the Fund to invest in securities as contemplated in the Prospectus, except where the failure to own or possess any of the foregoing would not, either individually or in the aggregate, have a material adverse effect on the Fund. Neither the execution or delivery by the Trust, on behalf of the Fund, nor the performance by the Trust, on behalf of the Fund, of any of its obligations under the Fund Agreements materially contravene or constitute a material default under any provision contained in any law, rule or regulation of any governmental or regulatory authority or any order or regulation of any court by which the Trust or the Fund or any of their assets are bound or affected.

          (xiv) The New York Stock Exchange and the American Stock Exchange have been duly notified of the proposed offering of the Subscription Privileges and the Record Date and no other notice or action by the Trust is required to be delivered to, or taken with respect to, the New York Stock Exchange or the American Stock Exchange in connection with the issuance of the Subscription Privileges or the issuance and sale of the Shares pursuant thereto.

          (xv) The Fund has complied in all previous tax years, and intends to direct the investment of the proceeds of the offering described in the Registration Statement and the Prospectus in such a manner as to continue to comply, with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

     (b) Nuveen represents and warrants to, and agrees with, the Dealer Managers as of each Representation Date that:

          (i) Nuveen has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

          (ii) Nuveen is duly registered as a broker-dealer under the Exchange Act and is not prohibited by the Exchange Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as principal underwriter of the Shares as contemplated in the Prospectus and the Distribution Agreement.

          (iii) Each of this Agreement, the Distribution Agreement and any other Fund Agreement to which Nuveen is a party has been duly authorized, executed and delivered by Nuveen and complies in all material respects with the applicable provisions of the Exchange Act, the Investment Company Act and the Rules and Regulations (including the Rules and Regulations under the Exchange Act), and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Nuveen, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (iv) Neither the execution, delivery or performance by Nuveen of its obligations under this Agreement, the Distribution Agreement or any other Fund Agreement to which Nuveen is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict in any material way with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of Nuveen under the charter or by-laws of Nuveen, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which Nuveen is a party or by which it may be bound or to which any of the property or assets of Nuveen is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over Nuveen or any of its properties.

          (v) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of Nuveen, threatened action, suit or proceeding affecting Nuveen or to which Nuveen is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of Nuveen, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

          (vi) Nuveen owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations to enable Nuveen to distribute Shares as contemplated in the Prospectus.

          (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body or securities exchange, whether foreign or domestic, is required for the consummation by Nuveen of the transactions contemplated by this Agreement, the Distribution Agreement or any other Fund Agreement to which Nuveen is a party, except such as have been made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Rules and Regulations and the rules of the New York Stock Exchange or the American Stock Exchange and state securities laws.

     (c) The Investment Adviser represents and warrants to, and agrees with, the Dealer Managers as of each Representation Date that:

          (i) The Investment Adviser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

          (ii) The Investment Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement.

          (iii) Each of this Agreement, the Management Agreement and any other Fund Agreement to which the Investment Adviser is a party has been duly authorized, executed and delivered by the Investment Adviser and complies in all material respects with the applicable provisions of the Advisers Act, the Investment Company Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Adviser, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (iv) Neither the execution, delivery or performance by the Investment Adviser of its obligations under this Agreement, the Management Agreement or any other Fund Agreement to which the Investment Adviser is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict in any material way with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of the Investment Adviser under the charter or by-laws of the Investment Adviser, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Investment Adviser is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Investment Adviser or any of its properties.

          (v) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Investment Adviser, threatened action, suit or proceeding affecting the Investment Adviser or to which the Investment Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which may reasonably be expected to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Investment Adviser, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

          (vi) The Investment Adviser owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations to enable the Investment Adviser to direct investments in securities as contemplated in the Prospectus.

          (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body, whether foreign or domestic, for the consummation by the Investment Adviser of the transactions contemplated by this Agreement, the Management Agreement or any other Fund Agreement to which the Investment Adviser is a party, except such as have been made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Rules and Regulations and the rules of the New York Stock Exchange or the American Stock Exchange and state securities laws.

     (d) The Portfolio Manager represents and warrants to, and agrees with, the Dealer Managers as of each Representation Date that:

          (i) The Portfolio Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations.

          (ii) The Portfolio Manager is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Sub-Advisory Agreement.

          (iii) Each of this Agreement, the Sub-Advisory Agreement and any other Fund Agreement to which the Portfolio Manager is a party has been duly authorized, executed and delivered by the Portfolio Manager and complies in all material respects with the applicable provisions of the Advisers Act, the Investment Company Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Portfolio Manager, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (iv) Neither the execution, delivery or performance by the Portfolio Manager of its obligations under this Agreement, the Sub-Advisory Agreement or any other Fund Agreement to which the Portfolio Manager is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict in any material way with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of the Portfolio Manager under the charter or by-laws of the Portfolio Manager, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Portfolio Manager is a party or by which it may be bound or to which any of the property or assets of the Portfolio Manager is subject, nor will such action result in any material violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Portfolio Manager or any of its properties.

          (v) Except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Portfolio Manager, threatened action, suit or proceeding affecting the Portfolio Manager or to which the Portfolio Manager is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Portfolio Manager, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

          (vi) The Portfolio Manager owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable the Portfolio Manager to continue to direct investments in securities as contemplated in the Prospectus.

          (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body, whether foreign or domestic, is necessary for the consummation by the Portfolio Manager of the transactions contemplated by this Agreement, the Sub-Advisory Agreement or any other Fund Agreement to which the Portfolio Manager is a party, except such as have been made or obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Rules and Regulations and the rules of the New York Stock Exchange or the American Stock Exchange and state securities laws.

     (e) Any certificate required by this Agreement that is signed by any officer of the Trust, Nuveen, the Investment Adviser or the Portfolio Manager and delivered to the Dealer Managers or counsel for the Dealer Managers shall be deemed a representation and warranty by the Trust, Nuveen, the Investment Adviser or the Portfolio Manager, as the case may be, to the Dealer Managers, as to the matters covered thereby.

     2.  Agreement to Act as Dealer Managers.

     (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

          (i) The Trust, on behalf of the Fund, hereby appoints the Dealer Managers and other soliciting dealers entering into a Nuveen Dealer Distribution and Shareholder Servicing Agreement and soliciting exercises by Holders of Subscription Privileges (the "Soliciting Dealers"), to solicit, in accordance with the Securities Act, the Exchange Act and the Investment Company Act, and their customary practice, the exercise of the Subscription Privileges, subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of the Nuveen Dealer Distribution and Shareholder Servicing Agreement; and

          (ii) Nuveen agrees to request the Subscription Agent or the Transfer Agent, as the case may be, to produce lists showing the names and addresses of Holders of Nuveen ETF Shares and Nuveen Investors as of the Record Date. Although Nuveen shall have no obligation to deliver such lists to the Dealer Managers, to the extent any copies of or extracts from such lists are delivered to the Dealer Managers, the Dealer Managers agree to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Managers to solicit exercises of Subscription Privileges.

     (b) The Dealer Managers agree to provide to the Trust, in addition to the services described in paragraph (a) of this Section 2, financial advisory and marketing services in connection with the Offer.

     (c) The Trust and the Dealer Managers agree that the Dealer Managers are independent contractors with respect to the solicitation of the exercise of Subscription Privileges, and the performance of financial advisory and marketing services for the Fund contemplated by this Agreement.

     (d) In rendering the services contemplated by this Agreement, the Dealer Managers will not be subject to any liability to the Trust, Nuveen, the Investment Adviser or the Portfolio Manager or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Managers acting in such capacity) or any other person, and the Dealer Managers will not be liable for acts or omissions in performing its obligations under this Agreement, except, on a several basis and not a joint basis, for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of a respective Dealer Manager or by reason of the reckless disregard of the obligations and duties of such respective Dealer Manager under this Agreement.

     (e) Each of the Dealer Managers severally agrees to submit exercises of Subscription Privileges relating to the Nuveen ETF Shares, on the one hand, and to the Nuveen Mutual

Funds, Nuveen UITs and the Flagship Funds, on the other hand, in a manner consistent with the terms of the Offer set forth in the Prospectus and to use reasonable efforts to notify its brokers that the Fund reserves the right to reject exercise of Subscription Privileges where the proceeds for payment of the Subscription Price are from the sale of Nuveen ETF Shares, or the redemption or sale of shares of Nuveen Mutual Funds, units of Nuveen UITs or shares of Flagship Funds, and that Nuveen may withhold payment of any concessions to brokers in connection with any such exercise and may take other appropriate actions. Each of the Dealer Managers severally acknowledges that the respective boards of directors or trustees, as the case may be, of each Nuveen ETF Fund has authorized and directed that the Prospectus (including the Prospectus Supplement) be delivered to each beneficial owner of shares of the Nuveen ETF Funds, and each of the Dealer Managers severally agrees to deliver or cause to be delivered the Prospectus (including the Prospectus Supplement) to each beneficial owner for which such Dealer Manager holds such shares of record or as nominee, consistent with the applicable provisions of the Exchange Act and the rules of the New York Stock Exchange and American Stock Exchange, as the case may be.

     3. Dealer Managers and Solicitation Fees. In full payment for the financial advisory and marketing services rendered and to be rendered hereunder by the Dealer Managers, Nuveen agrees to pay the Dealer Managers an aggregate fee (the "Transaction Fee") up to 3.00% of the aggregate Subscription Price for all Load-Waived Class A Shares sold during the Offer. From the Transaction Fee, the Dealer Managers will pay, or direct Nuveen to pay, each Soliciting Dealer 2.00% of the aggregate Subscription Price of all Load-Waived Class A Shares sold in connection with an exercise of the Subscription Privileges solicited by the respective Soliciting Dealer during the Offer. From the Transaction Fee, the Dealer Managers will retain up to 3.00% of the aggregate Subscription Price of all Load-Waived Class A Shares sold by the Dealer Managers during the Offer, and will allocate amongst themselves from such amount, for each respective Dealer Manager, up to 1.00% of the aggregate Subscription Price of all Load-Waived Class A Shares sold by the respective Dealer Manager during the Offer, with the actual amount of such potential 1.00% to be paid to such respective Dealer Manager being determined based upon the number or dollar value of Load-Waived Class A Shares sold by such Dealer Manager during the Offer measured as a percentage of the number or dollar value of Nuveen ETF Shares, Nuveen Mutual Fund shares, Nuveen UIT units and Flagship Fund shares held of record by the respective Dealer Manager on the Record Date, in accordance with the percentages set forth on Schedule I to this Agreement. From the Transaction Fee, the Dealer Managers or the Representatives also may be paid or reimbursed for those other fees and expenses, including fees and expenses of the Representatives for acting in such capacity and for other services, as Nuveen and the Representatives may from time to time agree. Payment of that portion of the Transaction Fee relating to the Initial Load-Waived Class A Shares will be determined with respect to the Initial Subscription Amount and shall be made on the Initial Settlement Date to the Dealer Managers by Nuveen in the form of a wire transfer of same day funds to an account or accounts identified by the Representatives. Payment of that portion of the Transaction Fee relating to the Secondary Load-Waived Class A Shares will be determined with respect to the Secondary Subscription Amount (and payment of that portion, if any, of the Transaction Fee relating to the Initial Load-Waived Class A Shares that would have been payable on the Initial Settlement Date with respect to the percentages set forth on Schedule I, determined based upon the number or dollar value of Initial Load-Waived Class A Shares and Secondary Load-Waived Class A Shares sold by the respective Dealer Manager), will be determined on the Secondary Expiration Date and will be made on the third business day after the Secondary Expiration Date to the Dealer Managers by Nuveen in the form of a wire transfer of same day funds to an account or accounts identified by the Representatives. Payment to each Soliciting Dealer will be made by, or as directed by, the Representatives by check, wire or other means as may be agreed to by Nuveen and such Soliciting Dealer to an address identified by such Soliciting Dealer by the third business day following the receipt of such payments by the Representatives.

     4.  Other Agreements.

     (a) The Trust covenants with the Dealer Managers as follows:

          (i) The Trust will use its best efforts to maintain the effectiveness of the Registration Statement under the Securities Act from the Commencement Date through the Secondary Expiration Date, and will advise the Dealer Managers promptly as to the time at which any amendments to the Registration Statement become effective.

          (ii) The Trust will notify the Dealer Managers immediately, and confirm the notice in writing, (A) of the filing of any amendments to the Registration Statement or any amendment or supplement to the Prospectus from the Commencement Date through the Secondary Expiration Date and the effectiveness of any amendment to the Registration Statement, (B) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (E) of the suspension of the qualification of the Shares or the Subscription Privileges for offering or sale in any jurisdiction. The Trust will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (iii) The Trust will give the Dealer Managers notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus from the Commencement Date through the Secondary Expiration Date, whether pursuant to the Investment Company Act, the Securities Act, or otherwise, and will furnish the Dealer Managers with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Managers or counsel for the Dealer Managers shall reasonably object.

          (iv) The Trust will, without charge, deliver to the Dealer Managers, as soon as practicable, the number of copies of the Registration Statement in effect as of the Commencement Date and of each amendment thereto as it may reasonably request through the Secondary Expiration Date, in each case with the exhibits filed therewith.

          (v) The Trust will, without charge, furnish to the Dealer Managers, from time to time during the period when the Prospectus is required to be delivered in connection with the Offer under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Managers may reasonably request for the purposes contemplated by the Securities Act or the Rules and Regulations.

          (vi) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Managers, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Holder, the Trust will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Managers a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to, the Prospectus (in form and substance reasonably satisfactory to counsel for the Dealer Managers), at the Fund's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Holder, not misleading.

          (vii) The Trust will endeavor, in cooperation with the Dealer Managers and their counsel, to assist such counsel to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Managers may designate and maintain such qualifications in effect for the duration of the Offer; provided, however, that the Trust will not be obligated to file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Trust, on behalf of the Fund, will file such statements and reports as may be required by the laws of each jurisdiction in which the Subscription Privileges and the Shares have been qualified as above provided.

          (viii) During the 18 month period following the Commencement Date, the Trust will (i) file a post-effective amendment to its registration statement, using financial statements which need not be certified, within four to six months from the initial effective date of the Registration Statement, (ii) file a Form N-SAR with the Commission within 60 days of its fiscal year end and within 60 days of the end of its second fiscal quarter and (iii) transmit to shareholders annual and semi-annual reports to shareholders within 60 days of the end of the period for which it is prepared.

          (ix) From the Commencement Date through the Secondary Expiration Date, the Trust will not, without the prior consent of the Dealer Managers, offer or sell, or enter into any agreement (other than the Distribution Agreement) to sell, any equity or equity related securities of the Fund, other than the Load-Waived Class A Shares pursuant to the Subscription Privileges, Shares issued in reinvestment of dividends or distributions or exchanges from other mutual funds managed by the Investment Adviser; provided, however, that the Fund may sell Class R Shares pursuant to the Prospectus after the Initial Settlement Date until the Secondary Expiration Date; and the Trust will not, after the Secondary Expiration Date and until May 1, 1997, offer shares of the Fund on a load-waived basis to Holders of Nuveen ETF Share or Nuveen Investors, except for sales of shares on a load-free basis in the ordinary course of business pursuant to programs set forth in the Fund's prospectus and statement of additional information, without the prior written consent of the Dealer Managers.

            (x) The Fund will use the net proceeds from the Offer to acquire portfolio securities as set forth in the Prospectus.

            (xi) The Fund will use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

            (xii) If requested by a Dealer Manager, the Trust will advise or cause the Subscription Agent and the Transfer Agent to advise the Dealer Managers from day to day during the period of the Offer, on the Initial Expiration Date and the Secondary Expiration Date, and promptly after the termination of the Offer, as to the total number of Subscription Privileges exercised and the number of Load-Waived Class A Shares related thereto by each Holder during the immediately preceding day, indicating the total number of Subscription Privileges verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Managers and each Soliciting Dealer, the number of Subscription Privileges exercised and the number of Load-Waived Class A Shares related thereto on subscription certificates indicating the Dealer Managers or such Soliciting Dealer, as the case may be, as the broker-dealer with respect thereto, and as to such other information as the Dealer Managers may reasonably request; and will notify the Dealer Managers and each Soliciting Dealer, not later than 5:00 P.M., New York City time, on the third business day following the Initial Expiration Date and the Secondary Expiration Date, of the total number of Subscription Privileges exercised during the respective subscription period and the number of Load-Waived Class A Shares related thereto, the total number of Subscription Privileges verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Managers and each Soliciting Dealer, the number of Subscription Privileges exercised and the number of Load-Waived Class A Shares, including Load-Waived Class A Shares requested pursuant to the Over-Subscription Privilege, related thereto on subscription certificates indicating the Dealer Managers or such Soliciting Dealer, as the case may be, as the broker-dealer with respect thereto, and as to such other information as the Dealer Managers may reasonably request.

            (xiii) On or immediately prior to the Initial Trade Date, the Trust will duly effectuate a stock split, reverse stock split or a recapitalization of the Fund's Shares, if necessary, such that the Fund's Shares as of the Initial Trade Date will be duly and validly authorized, fully paid and nonassessable and have a net asset value of $20.00 per Share; and in that connection the Trust shall distribute, immediately prior to or in connection with such stock split, reverse stock split or recapitalization, all net investment income and realized net capital gains.

            (xiv) As soon as practicable after the date hereof, but in no event later than November 30, 1996, the Trust will deliver to the Representatives executed copies of (1) a Subscription Agency Agreement (the "Subscription Agency Agreement") between the Trust, on behalf of the Fund, and The Chase Manhattan Bank (the "Subscription Agent") relating to the exercise of Subscription Privileges, including pursuant to the Over-Subscription Privilege, by Holders of Nuveen ETF Shares and (2) a Letter Agreement (the "Letter Agreement") between the Trust, on behalf of the Fund, and the Transfer

     Agent relating to the exercise of Subscription Privileges by Nuveen Investors, which Subscription Agency Agreement and which Letter Agreement shall be in form and substance satisfactory to the Representatives and to counsel for the Dealer Managers. The Trust hereby agrees that any representations, warranties and covenants relating to the Fund Agreements made or with respect to any date after the Commencement Date shall in all respects be deemed to include the Subscription Agency Agreement and the Letter Agreement.

     (b) Nuveen covenants with the Dealer Managers to deliver to the Dealer Managers, from time to time and upon their request, a list of all Soliciting Dealers from whom Nuveen shall have received a Nuveen Dealer Distribution and Shareholder Servicing Agreement and an indication to solicit from Holders exercises of Subscription Privileges.

     5. Payment of Expenses.

     (a) To the extent not paid by the Fund, Nuveen will pay all expenses incident to the performance of the Trust's, Nuveen's, the Investment Adviser's and the Portfolio Manager's respective obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto,
(ii) the preparation, issuance and delivery of the certificates for the Shares and subscription certificates relating to the Subscription Privileges, (iii) the fees and disbursements of the Fund's counsel (including the fees and disbursements of local counsel, if any) and accountants, (iv) the qualification of the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, including filing fees and the preparation of the Blue Sky Survey by counsel to the Dealer Managers, (v) the printing or other production and delivery to the Dealer Managers of copies of the Registration Statement as in effect on the Commencement Date and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and other production and delivery of copies of the Blue Sky Survey,
(vii) the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials and (viii) the fees and expenses incurred with respect to the Subscription Agent and the Information Agent.

     (b) In addition to any fees that may be payable to the Dealer Managers under this Agreement, Nuveen agrees to reimburse the Representatives upon request made from time to time for its reasonable expenses incurred in connection with their activities under this Agreement, including the reasonable fees and disbursements of their legal counsel (excluding Blue Sky fees and expenses which are paid directly by the Fund), in an amount up to $250,000.

     (c) If this Agreement is terminated by the Dealer Managers in accordance with the provisions of Section 6, Nuveen agrees to reimburse the Dealer Managers for their reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Managers, but in no event shall Nuveen be obligated pursuant to the foregoing in an amount greater than $500,000. In the event the transactions contemplated hereunder are not consummated,

Nuveen agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this Section 5 which Nuveen would have paid if such transactions had been consummated.

     6. Conditions of the Dealer Managers' Obligations. The obligations of the Dealer Managers hereunder are subject to the accuracy of the respective representations and warranties of the Trust, Nuveen, the Investment Adviser and the Portfolio Manager contained herein, to the performance by such parties of their respective obligations hereunder, and to the following further conditions:

     (a) The Registration Statement shall be effective as of the Commencement Date, or at such later time and date as may be approved by the Dealer Managers; the Prospectus and any amendment or supplement thereto, including the Prospectus Supplement, shall have been filed with the Commission in the manner and within the time period required by Rule 497(c), (e) or (h), as the case may be, under the Securities Act; prior to the Secondary Expiration Date, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Trust, Nuveen, the Investment Adviser, the Portfolio Manager or the Dealer Managers, shall be contemplated by the Commission; and the Trust shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) On each Representation Date, the Dealer Managers shall have received:

          (1) The favorable opinions, dated each Representation Date, of Chapman and Cutler, counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

          (i) The Trust has been duly organized and is existing under the Trust's Declaration of Trust and the laws of The Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a "Massachusetts business trust," is in good standing with the Secretary of The Commonwealth of Massachusetts and the Fund has been duly designated as a series of the Trust; each of the Trust and the Fund has full power and authority to conduct its business as described in the Registration Statement and the Prospectus, and, to the best knowledge of such counsel after due inquiry, currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations necessary to carry on its respective business as contemplated in the Prospectus, (except that counsel need express no opinion as to securities or "blue sky" laws of any state) and is duly qualified to do business in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Fund. Neither the Trust or Fund has any subsidiaries.

          (ii) The Trust is registered with the Commission under the Investment Company Act as an open-end, diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best knowledge of such counsel after due inquiry, threatened by the Commission; the Registration Statement (including any post-effective amendment thereto through such Representation Date) has become effective under the Securities Act and the Prospectus Supplement has been filed with the Commission as required by Rule 497 under the Securities Act; the Trust has been duly registered under the Investment Company Act; each of the waiver of front-end sales charges in connection with the Offer, which sales charges generally are applicable as described in the Prospectus, and the imposition of a contingent deferred sales charge complies in all material respects with the applicable provisions of the Investment Company Act and the Rules and Regulations thereunder; the provisions of the Trust's charter and by-laws comply as to form in all material respects with the requirements of the Investment Company Act.

          (iii) The Trust is authorized to issue an unlimited number of shares of beneficial interest in one or more series, which may be divided into classes of shares, the shares of beneficial interest of the Fund have been duly designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares in compliance with all applicable provisions of the Investment Company Act and the Rules and Regulations thereunder; the Fund's outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus; the Subscription Privileges have been duly authorized by all requisite action on the part of the Trust for issuance pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Trust for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Trust pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable except that under Massachusetts law, shareholders of the Trust may under certain circumstances be held personally liable for its obligations. However, Article XII of the Declaration of Trust disclaims shareholder liability for debts or obligations of the Trust and requires every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or any officer to recite that the obligations of such instrument are not binding upon shareholders individually, but are binding only upon the assets and property of the Trust. Article V of the Declaration of Trust also provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable solely by reason of his being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations; the Shares and the Subscription Privileges conform in all material respects to the statements relating thereto contained in the Registration Statement, Prospectus and, together with the Prospectus, other Offering Materials; and the issuance of each of the Subscription Privileges and the Shares is not subject to any statutory or, to the best knowledge of such counsel after due inquiry, other preemptive rights.

          (iv) Except as set forth in the Registration Statement and Prospectus, to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding affecting the Trust or the Fund or to which the Trust or the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Trust or the Fund, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or the Prospectus.

          (v) To the best knowledge of such counsel, after due inquiry, there are no contracts or other documents of the Trust or the Fund required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

          (vi) Each of the Fund Agreements (which term, in the case of any Representation Date subsequent to November 30, 1996, shall in all cases include the Subscription Agency Agreement and the Letter Agreement) has been duly authorized, executed and delivered by the Trust, on behalf of the Fund; each of the Fund Agreements complies in all material respects with all applicable provisions of the Exchange Act, Investment Company Act and the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Trust, subject to the qualification that the enforceability of the Trust's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (vii) Neither the issuance and sale of the Shares, nor the performance and consummation by the Trust of any other of the transactions contemplated in the Fund Agreements or any sub-custodial arrangements entered into pursuant to the Custodian Agreement, nor the consummation of the transactions contemplated in the Prospectus Supplement will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the charter or by-laws of the Trust, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument known to such counsel, after due inquiry, to which the Trust, on behalf of the Fund, is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor, to the best knowledge of such counsel after due inquiry, will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or the Fund or any of their properties.

          (viii) No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by the Trust of the transactions contemplated by the Fund Agreements or the Registration Statement, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

          (ix) The Trust owns or possesses all material governmental licenses, permits, consents, orders, approvals or other authorizations, necessary to enable the Fund to continue to invest in securities as contemplated in the Prospectus.

          (x) To the best knowledge of such counsel after due inquiry, the New York Stock Exchange and the American Stock Exchange have been duly notified of the proposed issuance of the Subscription Privileges and the Record Date and no other notice or action by the Trust is required to be delivered to, or taken with respect to, the New York Stock Exchange or the American Stock Exchange in connection with the issuance of the Subscription Privileges or the issuance and sale of the Shares pursuant thereto.

          (xi) The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(c), (e) or (h) required to be made to the date hereof, including the Prospectus Supplement, has been made in the manner and within the time period required by Rule 497(c), (e) or (h), as the case may be; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the best of such counsel's knowledge, threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements, the notes thereto and the schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the Rules and Regulations.

          (xii) The statements in the Prospectus under the headings "Distributions and Taxes" and "Tax Matters" fairly summarize the matters therein described.

     In rendering such opinion, such counsel may rely as to matters of Massachusetts law on the opinion of Bingham, Dana & Gould and, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Trust and public officials.

          Such counsel also shall have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Trust, no facts have come to their attention which cause them to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (2) The favorable opinions, dated the respective Representation Date, of James J. Wesolowski, Esq., counsel for Nuveen, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

          (i) Nuveen has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration

     Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of Nuveen.

          (ii) Nuveen is duly registered as a broker-dealer under the Exchange Act and is not prohibited by the Exchange Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as principal underwriter of the Shares as contemplated in the Prospectus and the Distribution Agreement.

          (iii) Each of this Agreement, the Distribution Agreement and any other Fund Agreement to which Nuveen is a party has been duly authorized, executed and delivered by Nuveen and complies in all material respects with the applicable provisions of the Exchange Act, the Investment Company Act and the Rules and Regulations, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of Nuveen, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (iv) Neither the performance by Nuveen of its obligations under this Agreement, the Distribution Agreement or any other Fund Agreement to which Nuveen is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Nuveen under the charter or by-laws of Nuveen, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which Nuveen is a party or by which it may be bound or to which any of the property or assets of Nuveen is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over Nuveen or any of its properties, which conflict, breach, violation, lien, charge or encumbrance, either individually or in the aggregate, would have a material adverse effect on Nuveen.

          (v) Except as set forth in the Registration Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding affecting Nuveen or to which Nuveen is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of Nuveen, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

          (vi) Nuveen owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable Nuveen to distribute Shares as contemplated in the Prospectus.

          (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body or securities exchange is required for the consummation by Nuveen of the transactions contemplated by this Agreement, the Distribution Agreement or any other Fund Agreement to which Nuveen is a party, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Nuveen and public officials.

     Such counsel shall also have stated that, while he has not himself checked the accuracy and completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of his review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Trust and the Investment Adviser and its independent accountants, no facts have come to his attention which cause him to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (3) The favorable opinions, dated the respective Representation Date, of James J. Wesolowski, Esq., counsel for the Investment Adviser, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

          (i) The Investment Adviser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Investment Adviser.

          (ii) The Investment Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement.

          (iii) Each of this Agreement, the Management Agreement and any other Fund Agreement to which the Investment Adviser is a party has been duly authorized, executed and delivered by the Investment Adviser and complies in all material respects with the applicable provisions of the Advisers Act, the Investment Company Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Investment Adviser, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (iv) Neither the performance by the Investment Adviser of its obligations under this Agreement, the Management Agreement or any other Fund Agreement to which the Investment Adviser is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Adviser under the charter or by-laws of the Investment Adviser, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Investment Adviser is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Investment Adviser or any of its properties, which conflict, breach, violation, lien, charge or encumbrance, either individually or in the aggregate, would have a material adverse effect on the Investment Adviser.

          (v) Except as set forth in the Registration Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding affecting the Investment Adviser or to which the Investment Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonable be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Investment Adviser, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

          (vi) The Investment Adviser owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable the Investment Adviser to direct investments in securities as contemplated in the Prospectus.

          (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required for the consummation by the Investment Adviser of the transactions contemplated by this Agreement, the Management Agreement or any other Fund Agreement to which the Investment Adviser is a party, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Investment Adviser and public officials.

     Such counsel shall also have stated that, while he has not himself checked the accuracy and completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of his review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Trust and the Investment Adviser and its independent accountants, no facts have come to his attention which cause him to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (4) The favorable opinions, dated the respective Representation Date, of John W. Boyd, Esq., counsel for the Portfolio Manager, in form and substance reasonably satisfactory to counsel for the Dealer Managers, to the effect that:

          (i) The Portfolio Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Portfolio Manager.

          (ii) The Portfolio Manager is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Fund as contemplated in the Prospectus and the Sub-Advisory Agreement.

          (iii) Each of this Agreement, the Sub-Advisory Agreement and any other Fund Agreement to which the Portfolio Manager is a party has been duly authorized, executed and delivered by the Portfolio Manager and complies as respects the Portfolio Manager in all material respects with the applicable provisions of the Advisers Act, the Investment Company Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Portfolio Manager, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except to the extent that the enforceability of the indemnification provisions contained herein may be limited under U.S. federal and state securities laws.

          (iv) Neither the performance by the Portfolio Manager of its obligations under this Agreement, the Sub-Advisory Agreement or any other Fund Agreement to which the Portfolio Manager is a party nor the consummation of the transactions contemplated therein or in the Prospectus Supplement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Portfolio Manager under the charter or by-laws of the Portfolio Manager, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Portfolio Manager is a party or by which it may be bound or to which any of the property or assets of the Portfolio Manager is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Portfolio Manager or any of its properties, which conflict, breach, violation, lien, charge or encumbrance, either individually or in the aggregate, would have a material adverse effect on the Portfolio Manager.

          (v) Except as set forth in the Registration Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding affecting the Portfolio Manager or to which the Portfolio Manager is a party before or by any court or governmental agency, authority or body or any arbitrator which may reasonably be expected to result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Portfolio Manager, or which may reasonably be expected to materially and adversely affect the properties or assets thereof, of a character required to be disclosed in the Registration Statement or Prospectus.

          (vi) The Portfolio Manager owns or possesses any governmental licenses, permits, consents, orders, approvals or other authorizations necessary to enable the Portfolio Manager to continue to direct investments in securities as contemplated in the Prospectus.

          (vii) No consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required for the consummation by the Portfolio Manager of the transactions contemplated by this Agreement, the Sub-Advisory Agreement or any other Fund Agreement to which the Portfolio Manager is a party, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Portfolio Manager and public officials.

     Such counsel shall also have stated that, while he has not himself checked the accuracy and completeness of or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of his review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Trust and the Portfolio Manager and its independent accountants, no facts have come to his attention which cause him to believe that the Registration Statement, on the respective Representation Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the respective Representation Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) The Dealer Managers shall have received from Skadden, Arps, Slate, Meagher & Flom, counsel for the Dealer Managers, such opinion or opinions, dated the respective Representation Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Managers may reasonably require, and the Trust shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (d) The Trust, on behalf of the Fund, shall have furnished to the Dealer Managers certificates of the Trust, signed on behalf of the Trust by the Chairman of the Board, the President or a Vice President of the Trust, dated the respective Representation Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best of their knowledge:

          (i) The representations and warranties of the Trust in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date, and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the respective Representation Date.

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

          (iii) Since the date of the most recent balance sheet included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

     (e) Nuveen shall have furnished to the Dealer Managers certificates, signed on behalf of Nuveen by the Chairman of the Board, the President, a Vice President or other senior officer, dated the respective Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of Nuveen in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date.

     (f) The Investment Adviser shall have furnished to the Dealer Managers certificates, signed on behalf of the Investment Adviser by the Chairman of the Board, the President, a Vice President or other senior officer, dated the respective Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Investment Adviser in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date.

     (g) The Portfolio Manager shall have furnished to the Dealer Managers certificates, signed on behalf of the Portfolio Manager by the Chairman of the Board, the President, a Vice President or other senior officer, dated the respective Representation Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Portfolio Manager in this Agreement are true and correct in all material respects on and as of the respective Representation Date, with the same effect as if made on the respective Representation Date.

     (h) Arthur Andersen LLP shall have furnished to the Dealer Managers letters, dated the respective Representation Date, in form and substance satisfactory to the Dealer Managers, and stating in effect that:

          (i) They are independent accountants with respect to the Fund within the meaning of the Securities Act and the applicable Rules and Regulations.

          (ii) In their opinion, the audited financial statements examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Investment Company Act and the respective Rules and Regulations with respect to registration statements on Form N-1A.

          (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial information of the Fund, a reading of the minute books of the Fund, inquiries of officials of the Trust responsible for financial or accounting matters and such other inquiries and procedures which shall be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that at the date of the latest available financial information read by such accountants, or at a subsequent specified date not more than five business days prior to the respective Representation Date, there was any change in the capital stock, net assets or long term debt of the Fund as compared with amounts shown in the most recent statement of assets and liabilities included or incorporated by reference in the Registration Statement, except as the Registration Statement discloses has occurred or may occur or as disclosed in their letter.

          (iv) In addition to the procedures referred to in clause (iii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by the Dealer Managers and which shall be specified in such letter, and have compared such items with, and have found such items to be in agreement with, the accounting and financial records of the Fund.

     (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Fund, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Managers, so material and adverse as to make it impractical or inadvisable to proceed with the Offer as contemplated by the Registration Statement and the Prospectus.

     (j) Prior to the respective Representation Date, the Trust, on behalf of the Fund, shall have furnished to the Dealer Managers such further information, certificates and documents as the Dealer Managers may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Dealer Managers and its counsel, this Agreement and all obligations of the Dealer Managers hereunder may be canceled at, or at any time prior to, the Initial Expiration Date or Secondary Expiration Date, as the case may be, by the Dealer Managers. Notice of such cancellation shall be given to the Fund in writing or by telephone or telegraph confirmed in writing.

     7. Indemnification and Contribution.

     (a) Each of the Trust and Nuveen, jointly and severally, will indemnify and hold harmless the Dealer Managers, the directors, officers, employees and agents of the Dealer Managers and each person, if any, who controls the Dealer Managers within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act or other statutory law or regulation, at common law or otherwise, whether foreign or domestic, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or the Offering Materials, and any amendment or supplement thereto, or the omission or alleged omission to state in any or all such documents a material fact required to be stated therein or necessary to make the statements in it not misleading (in the case of the Prospectus, in light of the circumstances under which such statements were made), provided that none of the Trust or Nuveen will be liable to the extent that such loss, claim, damage or liability arises from an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information furnished in writing to the Trust by the Dealer Managers expressly for use in the document. This indemnity agreement will be in addition to any liability that the Trust and Nuveen might otherwise have.

     (b) The Dealer Managers will indemnify and hold harmless the Trust and Nuveen, each trustee/director and officer of the Trust who signs the Registration Statement and each person, if any, who controls the Trust or Nuveen within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Trust and Nuveen to the Dealer Managers, but only insofar as losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Trust by the Dealer Managers expressly for use in preparation of the documents in which the statement or omission is made or alleged to be made. This indemnity agreement will be in addition to any liability that the Dealer Managers might otherwise have.

     (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to notify such indemnifying party will not, except to the extent set forth below, relieve it from liability that it may have to any indemnified party. No indemnification provided for in Section 7(a) or (b) hereof shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission to notify such indemnifying party of such action shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise on account of the provisions in
Section 7(a) or (b). If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceeding in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties.

     (d) In no case shall the indemnification provided in this Section 7 be available to protect any person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his obligations or duties hereunder, or by reason of its or his reckless disregard of its or his obligations and duties hereunder.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Trust or Nuveen or the Dealer Managers, the Trust and Nuveen and the Dealer Managers will contribute to the total losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action or any claims asserted, but after deducting any contribution received by the Trust or Nuveen or from persons other than the Dealer Managers, such as persons who control the Trust or Nuveen within the meaning of the Securities Act or the Exchange Act, officers of the Trust who signed the Registration Statement and directors of the Trust, who may also be liable for contribution) to which the Trust or Nuveen or the Dealer Managers may be subject in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other hand from the offering of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in the losses, claims, damages or liabilities, joint or several (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), for which contribution is sought. The relative benefits received by the Trust, and Nuveen (treated jointly for this purpose as one person) on the one hand and the Dealer Managers on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Trust bear to the total fees received by the Dealer Managers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and Nuveen or the Dealer Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. Notwithstanding any other provisions of this Section 7, (1) the Dealer Managers will not be responsible for any amount in excess of the fees paid by Nuveen pursuant to Section 3 hereof and (2) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Trust who signed the Registration Statement and each trustee of the Trust will have the same rights to contribution as the Trust, subject in each case to clause (i) of the first sentence of this Subsection 7(e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this
Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this Section 7. No party will be liable for contribution with respect to any action or claim settled without its written consent.

     (f) The Trust and Nuveen acknowledge that the statements under the caption "Distribution Arrangements for the Offer" in the Prospectus Supplement constitute the only information furnished in writing to the Trust by the Dealer Managers expressly for use in such document, and the Dealer Managers confirm that such statements are true and correct in all material respects.

     8. Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Trust or its officers, of Nuveen, of the Investment Adviser, of the Portfolio Manager and of the Dealer Managers set forth in or made pursuant to this Agreement shall survive the Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Managers or the Trust or any of the officers, trustees, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

     9. Termination of Agreement. (a) This Agreement shall be subject to termination in the absolute discretion of the Dealer Managers, by notice given to the Trust prior to the expiration of the Offer, if prior to such time (i) financial, political, economic, currency, banking or social conditions in the United States shall have undergone any material change the effect of which on the financial markets makes it, in the Representative's judgment, impracticable or inadvisable to proceed with the Offer, (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Representative's judgment, impracticable or inadvisable to proceed with the Offer, (iii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or (iv) a banking moratorium shall have been declared either by Federal or New York State authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

     10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Managers, will be mailed, delivered or telegraphed and confirmed to PaineWebber Incorporated, Attn: Todd A. Reit, 1285 Avenue of the Americas,

New York, New York 10019; or if sent to the Trust, Nuveen, or the Investment Adviser will be mailed, delivered or telegraphed and confirmed to them at: John Nuveen & Co. Incorporated, Attn: James J. Wesolowski, General Counsel, 333 West Wacker Drive, Chicago, Illinois 60606; or if sent to the Portfolio Manager, will be mailed, delivered or telegraphed and confirmed in writing to Institutional Capital Corporation, Attn: John W. Boyd, 225 West Wacker Drive, Illinois 60606.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers, trustees, directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to conflict of law principles thereof.

     13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     14. Miscellaneous. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust in the capacity of an officer and not individually and the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

     If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Trust, Nuveen, the Investment Adviser, the Portfolio Manager and the Dealer Managers.

                                     Very truly yours,

Nuveen Investment Trust              Nuveen Institutional Advisory Corp.


By:  /s/ Larry Martin                By:  /s/ Larry Martin
     ------------------                   ------------------
Name: Larry W. Martin                Name:  Larry W. Martin
Title:  Vice President               Title:  Vice President


John Nuveen & Co. Incorporated       Institutional Capital Corporation

By:  /s/ Larry Martin                By:  /s/ John W. Boyd
     ------------------                   ------------------
Name: Larry W. Martin                Name:  John W. Boyd
Title:  Vice President               Title:  Exec. Vice President

     The foregoing Agreement is hereby confirmed and accepted, on behalf of the Dealer Managers, as of the date first above written.


PaineWebber Incorporated             Smith Barney, Inc.


By:  /s/ Oscar J. Junquera           By:  /s/ William B. Ogden, IV
     ---------------------                -------------------------
Name: Oscar J. Junquera              Name: William B. Ogden, IV
Title: Managing Director             Title: Managing Director

                                                                      Schedule I
                                                                      ----------

                         NUVEEN ETF SHARES FEE SCHEDULE


   Number of Load-Waived
   Class A Shares sold
   pursuant to Exercise of
   Subscription Privileges
   solicited by Dealer
   Manager as a Percentage
   of 50% of Number of
   Record Date ETF Shares                 Dealer Manager
   held by such Dealer                    ETF Share Fee
   -------------------------              ----------------
           Up to 2.99%                    0.75% ($0.15 per Share)
           3% to 5.99%                    0.80% ($0.16 per Share)
           6% to 8.99%                    0.85% ($0.17 per Share)
           9% to 11.99%                   0.90% ($0.18 per Share)
           12% to 14.99%                  0.95% ($0.19 per Share)
           15% and over                   1.00% ($0.20 per Share)


                         NUVEEN INVESTORS FEE SCHEDULE


   Aggregate Subscription
   Price for Load-Waived
   Class A Shares sold
   pursuant to Exercise of
   Subscription Privileges
   solicited by Dealer
   Manager as a Percentage
   of Aggregate Market
   Value of Record Date
   Nuveen Mutual Fund Shares,
   Nuveen UIT Units/1/ and
   Flagship Fund Shares held              Dealer Manager
   by such Dealer Manager                 Load-Waiver Class A Share Fee
   -----------------------------          -----------------------------
          Up to 2.13%                      0.75% ($0.15 per Share)
          2.14% to 4.25%                   0.80% ($0.16 per Share)
          4.26% to 6.39%                   0.85% ($0.17 per Share)
          6.40% to 8.52%                   0.90% ($0.18 per Share)
          8.53% to 10.65%                  0.95% ($0.19 per Share)
          10.66% and over                  1.00% ($0.20 per Share)

------------
   /1/Calculated using a price per unit of $71.32.